                                                                   EXHIBIT 10.2

                    FORMS OF SENIOR NOTES DUE 2006 OF AETNA,
                            DATED AS OF AUG. 8, 1996


                          [FORM OF SERIES A SECURITY]


THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES
ACT) (AN "ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (D) OUTSIDE THE UNITED STATES TO PERSONS OTHER THAN U.S. PERSONS IN OFFSHORE TRANSACTIONS MEETING THE REQUIREMENTS OF RULE 904 UNDER REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                             AETNA INDUSTRIES, INC.

                              11 7/8% Senior Notes
                         due October 1, 2006, Series A


                                                                 CUSIP No.:
No. [       ]                                                        $[        ]

     AETNA INDUSTRIES, INC., a Delaware corporation (the "Company", which term
includes any successor corporation), for value received promises to pay to [   ]
or registered assigns, the principal sum of $[          ] Dollars, on
October 1, 2006.

     Interest Payment Dates:  April 1 and October 1 commencing April 1, 1997

     Record Dates:  March 15 and September 15

     Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

Dated:


                                                  AETNA INDUSTRIES, INC.


                                                  By:
                                                      --------------------------
                                                           Name:
                                                           Title:


                                                  By:
                                                      --------------------------
                                                           Name:
                                                           Title:

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

     This is one of the 11 7/8% Senior Notes due 2006, Series A, described in the within-mentioned Indenture.


Dated:                                      NORWEST BANK MINNESOTA
                                             NATIONAL ASSOCIATION,
                                            as Trustee



                                            By
                                               ---------------------------------
                                                   Authorized Signatory

                             (REVERSE OF SECURITY)

                             AETNA INDUSTRIES, INC.

                              11 7/8% Senior Notes
                         due October 1, 2006, Series A

1. Interest.

     AETNA INDUSTRIES, INC., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semi-annually on April 1 and October 1 of each year (an "Interest Payment Date"), commencing April 1, 1997. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from August 13, 1996. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     The Company shall pay interest on overdue principal from time to time on demand at the rate borne by the Securities plus 2% and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2. Method of Payment.

     The Company shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date even if the Securities are cancelled on registration of transfer or registration of exchange after such Record Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal and interest by wire transfer of Federal funds, or interest by check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

3. Paying Agent and Registrar.

     Initially, Norwest Bank Minnesota National Association (the "Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-Registrar without notice to the Holders.

4. Indenture, Guarantees and Subsidiary Guarantees.

     The Company issued the Securities under an Indenture, dated as of August 1, 1996 (the "Indenture"), among the Company, the Guarantors, the Subsidiary Guarantor and the Trustee.

Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Section Section 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of them. The Securities are general unsecured obligations of the Company limited in aggregate principal amount to $85,000,000. Payment on each Security is guaranteed on a senior basis, jointly and severally, by the Guarantors and Subsidiary Guarantors pursuant to Article Ten of the Indenture.

5. Optional Redemption.

     The Securities will be redeemable, at the Company's option, in whole at any time or in part from time to time, on and after October 1, 2001 at the following redemption prices (expressed as percentages of the principal amount) if redeemed during the twelve-month period commencing on October 1 of the years set forth below, plus, in each case, accrued interest thereon to the date of redemption:

              Year                                            Percentage
              ----                                            ----------
              2001 ........................................    105.938%
              2002 ........................................    103.958%
              2003 ........................................    101.979%
              2004 and thereafter .........................    100.000%


6. Optional Redemption upon Public Equity Offering.

     At any time, or from time to time, on or prior to October 1, 1999, the Company may, at its option, use the net cash proceeds of one or more Public Equity Offerings (as defined) to redeem up to $25,000,000 aggregate principal amount at a redemption price equal to 110.875% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of redemption; provided that at least $60,000,000 aggregate principal amount of Securities remains outstanding immediately after giving effect to any such redemption. In order to effect the foregoing redemption with the net cash proceeds of a Public Equity Offering, the Company shall send the redemption notice not later than 90 days after the consummation of such Public Equity Offering.

     As used in the preceding paragraph, "Public Equity Offering" means an underwritten public offering of Qualified Capital Stock of the Company or either of the Guarantors pursuant to a registration statement filed with and declared effective by the SEC in accordance with the Securities Act; provided that, in the event of a Public Equity Offering by either of the Guarantors, it contributes to the capital of the Company the portion of the net cash proceeds of such Public

Equity Offering necessary to pay the aggregate redemption price, plus accrued and unpaid interest, if any, to the redemption date of the Securities to be redeemed pursuant to the preceding paragraph.

7. Notice of Redemption.

     Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at such Holder's registered address. Securities in denominations of $1,000 may be redeemed only in whole. The Trustee may select for redemption portions (equal to $1,000 or any integral multiple thereof) of the principal of Securities that have denominations larger than $1,000.

     If any Security is to be redeemed in part only, the notice of redemption that relates to such Security shall state the portion of the principal amount thereof to be redeemed. A new Security in a principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Security. On and after the Redemption Date, interest will cease to accrue on Securities or portions thereof called for redemption.

8. Change of Control Offer.

     Upon the occurrence of a Change of Control, the Company will be required to offer to purchase all of the outstanding Securities at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of repurchase.

9. Limitation on Disposition of Assets.

     The Company is subject to certain conditions, obligated to make an offer to purchase Securities at 100% of their principal amount plus accrued and unpaid interest to the date of repurchase with certain net cash proceeds of certain sales or other dispositions of assets in accordance with the Indenture.

10. Denominations; Transfer; Exchange.

     The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities or portions thereof selected for redemption, except the unredeemed portion of any security being redeemed in part.

11. Persons Deemed Owners.

     The registered Holder of a Security shall be treated as the owner of it for all purposes.

12. Unclaimed Funds.

     If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Company at its request. After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

13. Legal Defeasance and Covenant Defeasance.

     The Company may be discharged from its obligations under the Indenture and the Securities except for certain provisions thereof, and may be discharged from its obligations to comply with certain covenants contained in the Indenture and the Securities, in each case upon satisfaction of certain conditions specified in the Indenture.

14. Amendment; Supplement; Waiver.

     Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities or comply with any requirements of the SEC in connection with the qualification of the Indenture under the TIA, or make any other change that does not materially adversely affect the rights of any Holder of a Security.

15. Restrictive Covenants.

     The Indenture contains certain covenants that, among other things, limit the ability of the Company and certain of its subsidiaries to make restricted payments, to incur indebtedness, to create liens, to issue preferred or other capital stock of subsidiaries, to sell assets, to permit restrictions on dividends and other payments by subsidiaries to the Company, to consolidate, merge or sell all or substantially all of its assets, to engage in transactions with affiliates or to engage in certain businesses. The limitations are subject to a number of important qualifications and exceptions.

16. Defaults and Remedies.

     If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Securities unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of any continuing Default or Event of Default (except a Default in payment of principal, premium or interest, including an accelerated payment) if it determines that withholding notice is in their interest.

17. Trustee Dealings with Company.

     The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, its Subsidiaries, the Guarantors, any Subsidiary Guarantors and their respective Affiliates as if it were not the Trustee.

18. No Recourse Against Others.

     No stockholder, director, officer, employee or incorporator, as such, of the Company shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

19. Authentication.

     This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

20. Abbreviations and Defined Terms.

     Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

21. CUSIP Numbers.

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

22. Registration Rights.

     Pursuant to the Registration Rights Agreement, the Company will be obligated upon the occurrence of certain events to consummate an exchange offer pursuant to which the Holder of this Security shall have the right to exchange this Series A Security for the Company's 11 7/8% Senior Notes due 2006, Series B (the "Series B Securities"), which have been registered under the Securities Act, in like principal amount and having terms identical in all material respects as the Series A Securities. The Holders shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

     The Company will furnish to any Holder of a Security upon written request and without charge a copy of the Indenture. Requests may be made to: Aetna Industries, Inc., 24331 Sherwood Avenue, P.O. Box 3067, Centerline, Michigan 48015-0067, Attn: Chief Executive Officer.

                      GUARANTEES AND SUBSIDIARY GUARANTEE


     The Guarantors and the Subsidiary Guarantor (as defined in the Indenture referred to in the Security upon which this notation is endorsed and each hereinafter referred to as a "Guarantor" or "Subsidiary Guarantor", as the case may be, which terms respectively include any successor person under the Indenture) have unconditionally guaranteed on a senior basis (such guarantees by each Guarantor and Subsidiary Guarantor being referred to herein as a "Guarantee" and "Subsidiary Guarantee", respectively) (i) the due and punctual payment of the principal of and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the Securities, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture and (ii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

     No stockholder, officer, director or incorporator, as such, past, present or future, of any Guarantor or Subsidiary Guarantor shall have any liability under a Guarantee or Subsidiary Guarantee, as the case may be, by reason of his or its status as such stockholder, officer, director or incorporator.

     The Guarantees and Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which the Guarantees and Subsidiary Guarantee are noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                                               GUARANTORS:

                                                MS ACQUISITION CORP.


                                                By:
                                                   -----------------------------
                                                      Name:
                                                      Title:


                                                By:
                                                   -----------------------------
                                                      Name:
                                                      Title:


                                                AETNA HOLDINGS INC.

                                               By:
                                                  ------------------------------
                                                      Name:
                                                      Title:


                                               By:
                                                  ------------------------------
                                                      Name:
                                                      Title:


                                              SUBSIDIARY GUARANTOR:

                                               AETNA EXPORT SALES CORP.


                                               By:
                                                  ------------------------------
                                                      Name:
                                                      Title:


                                               By:
                                                  ------------------------------
                                                      Name:
                                                      Title:

                                ASSIGNMENT FORM


I or we assign and transfer this Security to

________________________________________________________________________________

________________________________________________________________________________
(Print or type name, address and zip code of assignee or transferee)

________________________________________________________________________________
(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint ________________________________________________________
agent to transfer this Security on the books of the Company.
The agent may substitute another to act for him.



Dated: ____________________               Signed:_______________________________
                                                    (Sign exactly as
                                                    name appears on the
                                                    other side of this
                                                    Security)


Signature Guarantee: ___________________________________________________________
                              Participant in a recognized Signature
                              Guarantee Medallion Program (or other
                              signature guarantor program reasonably
                              acceptable to the Trustee)

                       OPTION OF HOLDER TO ELECT PURCHASE


     If you want to elect to have this Security purchased by the Company pursuant to Section 4.12 or Section 4.24 of the Indenture, check the appropriate box:

Section 4.12 [      ] Section 4.24 [      ]

     If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.12 or Section 4.24 of the Indenture, state the amount: $_____________


Date:_________________    Your Signature: ______________________________________
                                                        (Sign exactly as
                                                        your name appears
                                                        on the other side
                                                        of this Security)


Signature Guarantee:_______________________________________

                          [FORM OF SERIES B SECURITY]


                             AETNA INDUSTRIES INC.

                              11 7/8% Senior Notes
                         due October 1, 2006, Series B

                                                               CUSIP No.: [    ]
No. [   ]                                                           $[         ]

     AETNA INDUSTRIES INC., a Delaware corporation (the "Company", which term includes any successor corporation), for value received promises to pay to
[        ] or registered assigns, the principal sum of $[          ] Dollars, on
October 1, 2006.

     Interest Payment Dates:  April 1 and October 1 commencing April 1, 1997

     Record Dates:  March 15 and September 15

     Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

Dated:


                                             AETNA INDUSTRIES, INC.



                                             By:
                                                --------------------------------
                                                            Name:
                                                            Title:


                                             By:
                                                --------------------------------
                                                            Name:
                                                            Title:

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

     This is one of the 11 7/8% Senior Notes due 2006, Series B, described in the within-mentioned Indenture.


Dated:                                           NORWEST BANK MINNESOTA
                                                  NATIONAL ASSOCIATION,
                                                 as Trustee



                                                 By
                                                   -----------------------------
                                                       Authorized Signatory

                             (REVERSE OF SECURITY)

                             AETNA INDUSTRIES, INC.

                              11 7/8% Senior Notes
                         due October 1, 2006, Series B
1. Interest.

     AETNA INDUSTRIES, INC., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semi-annually on April 1 and October 1 of each year (an "Interest Payment Date"), commencing April 1, 1997. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from August 13, 1996. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     The Company shall pay interest on overdue principal from time to time on demand at the rate borne by the Securities plus 2% and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2. Method of Payment.

     The Company shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date even if the Securities are cancelled on registration of transfer or registration of exchange after such Record Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal and interest by wire transfer of Federal funds, or interest by check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

3. Paying Agent and Registrar.

     Initially, Norwest Bank Minnesota National Association (the "Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-Registrar without notice to the Holders.

4. Indenture, Guarantees and Subsidiary Guarantees.

     The Company issued the Securities under an Indenture, dated as of August 1, 1996 (the "Indenture"), among the Company, the Guarantors, the Subsidiary Guarantor and the Trustee.

Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Section Section 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of them. The Securities are general unsecured obligations of the Company limited in aggregate principal amount to $85,000,000. Payment on each Security is guaranteed on a senior basis, jointly and severally, by the Guarantors and Subsidiary Guarantors pursuant to Article Ten of the Indenture.

5. Optional Redemption.

     The Securities will be redeemable, at the Company's option, in whole at any time or in part from time to time, on and after October 1, 2001 at the following redemption prices (expressed as percentages of the principal amount) if redeemed during the twelve-month period commencing on October 1 of the years set forth below, plus, in each case, accrued interest thereon to the date of redemption:


         Year                                                Percentage
         ----                                                ----------
         2001 ...........................................     105.938%
         2002 ...........................................     103.958%
         2003 ...........................................     101.979%
         2004 and thereafter ............................     100.000%


6. Optional Redemption upon Public Equity Offering.

     At any time, or from time to time, on or prior to October 1, 1999, the Company may, at its option, use the net cash proceeds of one or more Public Equity Offerings (as defined) to redeem up to $25,000,000 aggregate principal amount, at a redemption price equal to 110.875% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of redemption; provided that at least $60,000,000 aggregate principal amount of Securities remains outstanding immediately after giving effect to any such redemption. In order to effect the foregoing redemption with the net cash proceeds of a Public Equity Offering, the Company shall send the redemption notice not later than 90 days after the consummation of such Public Equity Offering.

     As used in the preceding paragraph, "Public Equity Offering" means an underwritten public offering of Qualified Capital Stock of the Company or either of the Guarantors pursuant to a registration statement filed with and declared effective by the SEC in accordance with the Securities Act; provided that, in the event of a Public Equity Offering by either of the Guarantors, it contributes to the capital of the Company the portion of the net cash proceeds of such Public

Equity Offering necessary to pay the aggregate redemption price, plus accrued and unpaid interest, if any, to the redemption date of the Securities to be redeemed pursuant to the preceding paragraph.

7. Notice of Redemption.

     Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at such Holder's registered address. Securities in denominations of $1,000 may be redeemed only in whole. The Trustee may select for redemption portions (equal to $1,000 or any integral multiple thereof) of the principal of Securities that have denominations larger than $1,000.

     If any Security is to be redeemed in part only, the notice of redemption that relates to such Security shall state the portion of the principal amount thereof to be redeemed. A new Security in a principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Security. On and after the Redemption Date, interest will cease to accrue on Securities or portions thereof called for redemption.

8. Change of Control Offer.

     Upon the occurrence of a Change of Control, the Company will be required to offer to purchase all of the outstanding Securities at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of repurchase.

9. Limitation on Disposition of Assets.

     The Company is subject to certain conditions, obligated to make an offer to purchase Securities at 100% of their principal amount plus accrued and unpaid interest to the date of repurchase with certain net cash proceeds of certain sales or other dispositions of assets in accordance with the Indenture.

10. Denominations; Transfer; Exchange.

     The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities or portions thereof selected for redemption, except the unredeemed portion of any security being redeemed in part.


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





11. Persons Deemed Owners.

     The registered Holder of a Security shall be treated as the owner of it for all purposes.

12. Unclaimed Funds.

     If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Company at its request. After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

13. Legal Defeasance and Covenant Defeasance.

     The Company may be discharged from its obligations under the Indenture and the Securities except for certain provisions thereof, and may be discharged from its obligations to comply with certain covenants contained in the Indenture and the Securities, in each case upon satisfaction of certain conditions specified in the Indenture.

14. Amendment; Supplement; Waiver.

     Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities or comply with any requirements of the SEC in connection with the qualification of the Indenture under the TIA, or make any other change that does not materially adversely affect the rights of any Holder of a Security.

15. Restrictive Covenants.

     The Indenture contains certain covenants that, among other things, limit the ability of the Company and certain of its subsidiaries to make restricted payments, to incur indebtedness, to create liens, to issue preferred or other capital stock of subsidiaries, to sell assets, to permit restrictions on dividends and other payments by subsidiaries to the Company, to consolidate, merge or sell all or substantially all of its assets, to engage in transactions with affiliates or to engage in certain businesses. The limitations are subject to a number of important qualifications and exceptions.

16. Defaults and Remedies.

     If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Securities unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of any continuing Default or Event of Default (except a Default in payment of principal, premium or interest, including an accelerated payment) if it determines that withholding notice is in their interest.

17. Trustee Dealings with Company.

     The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, its Subsidiaries, the Guarantors, any Subsidiary Guarantors and their respective Affiliates as if it were not the Trustee.

18. No Recourse Against Others.

     No stockholder, director, officer, employee or incorporator, as such, of the Company shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

19. Authentication.

     This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

20. Abbreviations and Defined Terms.

     Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

21. CUSIP Numbers.

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

     The Company will furnish to any Holder of a Security upon written request and without charge a copy of the Indenture. Requests may be made to: Aetna Industries, Inc., 24331 Sherwood Avenue, P.O. Box 3067, Centerline, Michigan 48015-0067, Attn: Chief Executive Officer.
























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